UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 30, 2026

TERADATA CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-33458

Delaware	75-3236470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17095 Via Del Campo
San Diego, California 92127

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (866) 548-8348

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	TDC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As Teradata Corporation (“Teradata” or the "Company") announced on February 11, 2026, it had entered into a Cooperation Agreement (the “Cooperation Agreement”) with Lynrock Lake Partners LLC, Lynrock Lake LP, Lynrock Lake Master Fund LP and Cynthia Paul (collectively, the “Stockholder Parties”) and that it expected to elect a second director (the “Second New Director”) to the Board as a Class II director with an initial term expiring at the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”) by no later than August 1, 2026, as provided in the Cooperation Agreement.

On July 30, 2026, the Board of Directors (the “Board”) of Teradata approved the following, effective August 1, 2026 (the “Effective Date”):

•the size of the Board will expand from nine to ten directors and Class II of the Board will expand from three to four directors,
•Bernd Leukert is elected as a Class II director with a term expiring at the 2027 Annual Meeting, and
•Mr. Leukert is appointed to serve as a member of Nominating and Governance Committee of the Board.

The Board has determined that Mr. Leukert is independent under Teradata’s Corporate Governance Guidelines and the requirements of the New York Stock Exchange and Securities and Exchange Commission. Other than the Cooperation Agreement, there are no arrangements or understandings between Mr. Leukert and any other person pursuant to which he was selected as a director. There are no transactions involving Mr. Leukert that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Leukert will participate in the non-employee director compensation arrangements under the Teradata Director Compensation Program (the “Program”), as described in Teradata’s proxy statement for its 2026 annual meeting of stockholders, which was filed on March 26, 2026.

Item 9.01        Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated August 3, 2026, issued by the Company (Earnings Press Release).

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADATA CORPORATION

Date: August 3, 2026	By:	/s/ Irving Gomez
Irving Gomez
SVP, Global Head of Law and Corporate Secretary